Exhibit 99.2
SUPPLEMENTAL FINANCIAL DATA Q4 2022

2 Disclaimer This presentation contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the “Company”) can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of December 31, 2022, unless otherwise noted.

3 Fourth Quarter 2022 Results  Net income of $13.7 million1, or $0.08 per common share  Distributable earnings of $51.6 million2, or $0.42 per common share  Declared dividend of $0.40 per common share Earnings / Dividends  Return on Equity3 of 2.7% (10.5% excluding the impact of CECL reserves)  Distributable Return on Equity4 of 11.4%  Dividend Yield5 of 14.4% Returns  CRE originations and acquisitions of $890.6 million  SBA loan originations of $136.9 million  Residential mortgage loan originations of $326.6 million Loan Originations6 / Acquisitions 1. Before dividends on preferred securities and inclusive of non-controlling interest 2. Before dividends on preferred securities and inclusive of non-controlling interest. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 3. Return on equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period 4. Distributable return on equity is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 5. Q4 dividend yield for the period is based on the 12/31/2022 closing share price of $11.14 6. Represents fully committed amounts

4 Fourth Quarter 2022 Results (continued)  Completed the securitization of $860.1 million of floating rate SBC loans and sold $656.9 million of senior bonds with a weighted average cost of debt of SOFR + 3.0%  The Company acquired approximately 3.6 million shares of the Company’s common stock at an average price of $10.34. Capital Markets  Net book value per share of $15.20 per common share  Total leverage of 5.1x and recourse leverage ratio of 1.5x1 Balance Sheet  Completed the securitization of $586.0 million of floating rate SBC loans and sold $483.5 million of senior bonds with a weighted average cost of debt of SOFR + 2.9%. Subsequent Events 1. Recourse leverage ratio excludes $1.3 billion of secured borrowings that are non-recourse to the Company.

5 2022 Highlights EARNINGS ($ in millions) RETURN ON EQUITY INVESTMENT ACTIVITY ($ in millions) BALANCE SHEET GROWTH ($ in millions) $75.1 $46.1 $160.0 $203.2 $67.3 $101.4 $168.0 $218.7 $0 $50 $100 $150 $200 $250 2019 2020 2021 2022 Net income Distributable earnings 10.5% 5.6% 14.6% 11.9% 9.4% 12.3% 15.4% 12.8% 10.9% 10.4% 11.2% 12.3% 0% 5% 10% 15% 2019 2020 2021 2022 Return on equity Distributable return on equity Dividend Yield $2,425.2 $1,372.9 $216.3 $5,468.9 $5,180.0 $216.6 $480.8 $499.6 $2,105.6 $4,246.4 $4,208.6 $2,377.1 $0 $2,000 $4,000 $6,000 $8,000 $10,000 2019 2020 2021 2022 SBC Lending & Acquisitions Small Business Lending Residential Mortgage Banking $4,977.0 $5,297.2 $8,663.7 $11,434.0 $844.8 $834.2 $1,280.6 $1,890.2 $0 $4,000 $8,000 $12,000 2019 2020 2021 2022 Assets Equity 1. Before dividends on preferred securities and inclusive of non-controlling interest 2. Before dividends on preferred securities and inclusive of non-controlling interest. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 3. Return on equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period 4. Distributable return on equity is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period. Refer to the “Distributable Earnings Reconciliation” slide for a reconciliation of GAAP Net Income to Distributable Earnings 5. Dividend yield is based on the respective year end closing share price 6. Excludes the impact of Paycheck Protection Program loans 1 2 3 4 5 6

6 Return on Equity 1. Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 2. GAAP ROE is based on GAAP Net Income, while Distributable ROE is based on Distributable Earnings, which adjusts GAAP Net Income for certain items detailed on the “Distributable Earnings Reconciliation” slide. 3. ROE based on net income before tax of the Residential Mortgage Banking business line divided by the business line’s average monthly equity. 4. Includes Employee Retention Credit processing fee income 5. Non-recurring gains, losses and expenses before applicable tax expenses . 6. Loan loss provision increased due to changes in forecasted macroeconomic inputs for reserve modeling, particularly related to the tightening of monetary policy driven by rising inflation, and geopolitical tensions. (6)

7 Diversified, Complementary, & Scalable Platforms 67% 10% 5% 1% 7% 7% 3% Bridge Fixed rate/CMBS Construction Freddie Mac Other Small Business Lending Residential Mortgage Banking PORTFOLIO BREAKDOWN1 REVENUE BREAKDOWN2 ($ in thousands) $50,857 $1,360 $12,361 $7,762 $4,182 $14,545 $10,559 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Bridge Fixed rate/ CMBS ConstructionFreddie Mac Other Small Business Lending Residential Mortgage Banking 3 1. Assets include loans, MBS, servicing assets, JV investments, real estate owned, and purchased future receivables. 2. Based on QTD Distributable Earnings including interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 3. Loans with the “Other” classification are generally SBC acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories 3

8 SBC and SBA Investment by Platform $1,529.2 $1,287.8 $955.2 $531.9 $189.7 $98.2 $60.9 $5.9 $8.3 $58.0 $36.0 $116.4 $167.3 $613.1 $197.4 $255.5 $174.5 $475.6 $29.0 $658.1 $1.5 $135.7 $100.8 $128.3 $133.6 $136.9 $0 $400 $800 $1,200 $1,600 $2,000 $2,400 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Bridge Fixed Rate/CMBS Construction Freddie Mac Acquired SBA $2,305.0 $2,405.2 $1,027.5 $964.7 1. Origination volumes are based on fully committed amounts in millions QUARTERLY INVESTMENT ACTIVITY1 $1,382.4

9 SBC Lending and Acquisitions 1. Excludes joint venture investments 2. 72% of fixed rate loans match funded 3. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation 4. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs 5. Includes originated SBC floating rate loans that are included in our RCMT securitization and therefore, categorized as Fixed/CMBS 6. Loans with the “Other” classification are generally SBC acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories 7. 100% of construction loans 60+ days past due were acquired as part of the Mosaic Merger GROSS LEVERED YIELD PRODUCT TYPE LOAN COUNT(1) UPB BOOK VALUE WA LTV WA COUPON FIXED/FLOAT(2) 60+ Days Past Due 2,243 $9.58B $9.45B 65.5% 7.6% 15.1 / 84.9% 3.9% FIXED RATE(5) 251 $1.03B $1.03B 61.1% 5.2% 98.6 / 1.4% 3.3% BRIDGE 557 $7.38B $7.28B 69.0% 7.8% 0.4 / 99.6% 1.6% CONSTRUCTION 23 $558M $537M 60.1% 11.6% 26.6 / 73.4% 32.9%(7) OTHER(6) 1,412 $607M $599M 34.8% 5.9% 42.0 / 58.0% 5.6% CURRENT QUARTER HIGHLIGHTS 10.3% 11.5% 11.3% 10.5% 11.1% 2.0% 1.3% 0.9% 1.0% 0.5% 0% 5% 10% 15% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Income on joint venture investments and gains on loans, held for sale Gross levered yield (ex. gains) 3 4 • Bridge loan originations of $189.7 million at average spread of plus 508bps • SBC money up pipeline of $1.3 billion, including $144.3 million funded in January • 85% of the SBC portfolio is floating rate with average floors of 65 bps • Average spread of 541 bps in current pipeline

10 Small Business Lending GROSS LEVERED YIELD LOAN COUNT UPB BOOK VALUE WA LTV WA COUPON FIXED/FLOAT 60+ Days Past Due 2,450 $581M $541M 90.0% 8.2% 0.2 / 99.8% 1.4% CURRENT QUARTER HIGHLIGHTS 16.5% 17.6% 15.2% 15.0% 19.6% 33.2% 25.7% 27.6% 24.2% 22.5% 0% 20% 40% 60% 80% 100% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Gross levered yield (ex. gains) Gains on loans, held for sale 1. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs 2. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation 3. Excludes Impairment 1 2 • SBA net sales premiums peaking at 12.9% and averaging 7.8% net • $136.9 million of SBA loan originations, including $19.6 million of small balance loan originations. • Current money up pipeline of $357.2 million, including $31.1 million funded in January 3

11 Loan Portfolio Composition 23% 16% 12% 10% 39% Small Business Lending Lodging Retail Doctors Eating Place Other 1. Calculated on unpaid principal balance and excludes assets offset by guaranteed loan financing liabilities 71% 9% 6% 5% 9% SBC Lending and Acquisitions Multi-family Mixed-use Retail Office Other Investments PROPERTY TYPE1 GEOGRAPHY1 21% 11% 8% 6%7% 47% SBC Lending and Acquisitions Texas California Georgia Arizona Florida Other 17% 12% 7% 6% 5% 53% Small Business Lending California Texas Florida Washington Oregon Other

12 QUARTERLY ORIGINATIONS UPB $326.6M Residential Mortgage Banking 78% 22% Production by Purpose Purchased Refinanced QUARTERLY SALES UPB $351.7M 64% 31% 5% Sales by Investor Fannie/Freddie Ginnie Mae Other MSR PORTFOLIO UPDATE ($ in billions) 44% 35% 21% Production by Platform Retail Correspondent Wholesale $11.0 $11.4 $11.7 $12.0 $12.1 3.4% 3.3% 3.4% 3.5% 3.6% 2.0% 2.5% 3.0% 3.5% 4.0% $0 $2 $4 $6 $8 $10 $12 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 UPB WAC

13 Loan Portfolio – Risk Rating BUCKET 1: Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses. BUCKET 2: Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses. BUCKET 3: Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked. BUCKET 4: Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period. BUCKET 5: Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period. RISK RATING DISTRIBUTION RISK RATING CRITERIA 90% 4% 3% 3% 90% 3% 5% 2% 0% 20% 40% 60% 80% 100% 1 & 2 3 4 5 SBC SBA 1.51 1.47 1.48 1.52 1.68 1.68 1.63 1.70 1.67 1.66 1.35 1.40 1.45 1.50 1.55 1.60 1.65 1.70 1.75 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 SBC SBA AVERAGE RISK RATING

14 Financial Flexibility 15% 20% 26% 14% 11% 14% $1.1B Total Unencumbered Assets Unrestricted cash Securities Loans Servicing rights REO Other Assets UNENCUMBERED ASSET POOL HIGHLIGHTS $115 $120 $661 $100 $146 $0 $200 $400 $600 $800 2023 2024 2025 2026 2027 2028 and beyond CORPORATE DEBT MATURITY PROFILE ($ in millions) • Diversified unencumbered asset pool of $1.1 billion, including $164 million of unrestricted cash • 1.4x unencumbered assets to unsecured debt • $2.7 billion in available warehouse borrowing capacity across 20 counterparties • Limited usage of securities repo financing at 4.7% of total debt • Full market to market liabilities and credit mark to market liabilities represent 14% and 9% of total debt, respectively • 90% of corporate debt maturities in 2025 or later

15 Debt - Leverage Corporate Debt PPPLF Securitized Debt Obligations Non-Recourse Secured Borrowings Recourse Secured Borrowings 0.1x 2.8x 0.7x 0.9x 0.6x Debt Balance Leverage Ratio • Total leverage of 5.1x • Recourse leverage ratio of 1.5x • Majority of secured borrowings subject to non-recourse or limited recourse terms Recourse Leverage by Reporting Segment(1) ($ in millions) $1,213 $161 $182 $1,121 0.4x 1.5x 1.2x 0.6x -2.0 0.0 2.0 4.0 6.0 8.0 10.0 $0 $500 $1,000 $1,500 SBC SBL Residential Corporate Debt Recourse Leverage 1. Recourse leverage by reporting segment is based on the segment recourse debt balance over invested equity in the segment and excludes guaranteed loan financings $201 $4,903 $1,290 $1,556 $1,121

Financial Snapshot

READY CAPITAL.

Investment Type	Average Carrying Value[1]	Gross Yield[2]	Average Debt Balance	Debt Cost [3]	Levered Yield
SBC Lending and Acquisitions	$ 9,820,719	7.6%	$ 7,360,399	6.3%	11.6%
Small Business Lending	$ 332,027	21.6%	$ 204,018	8.7%	42.1%
Total	**$ 10,152,746**	**8.1%**	**$ 7,564,417**	**6.3%**	**12.3%**

Book Equity Value Metrics		
Common Stockholders' equity	$	1,679,710
Common Stockholders' equity (adjusted)[5]	$	1,679,516
Total Common Shares outstanding		110,523,641
Net Book Value per Common Share	$	15.20
Adjusted Net Book Value per Common Share	$	15.20

Loan Portfolio Metrics [4]	
% Fixed vs Floating Rate	14% / 86%
% Originated vs Acquired	78% / 22%
Weighted Average LTV - SBC	66%
Weighted Average LTV - SBA	90%

Q4 2022 Earnings Data Metrics	
Net income | Distributable earnings	13,682 | $51,581
Earnings per share - Basic and diluted	$0.08 | $0.09
Distributable Earnings per share - Basic and diluted	$0.42 | $0.40
Return on Equity per Common Share	2.7%
Distributable Return on Equity per Common Share	11.4%
Dividend Yield [6]	14.4%

Servicing Portfolio Metrics		
SBA servicing rights - UPB	$	1,019,770
SBA servicing rights- carrying value	$	19,756
Multi-family servicing rights - UPB	$	4,839,028
Multi-family servicing rights - carrying value	$	67,361
Residential servicing rights - UPB	$	12,078,020
Residential servicing rights - carrying value	$	192,203

1. Average carrying value includes average quarterly carrying value of loan and servicing asset balances
2. Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
3. The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 12/31/2022 on an annualized basis.
4. Excludes loans, held for sale, at fair value
5. Excludes the equity component of our 2017 convertible note issuance.
6. Q4 Dividend yield for the period is based on the 12/31/2022 closing share price of $11.14

16

APPENDIX Additional Financial Information

18 Balance Sheet by Quarter

19 Statement of Income by Quarter

20 Distributable Earnings Reconciliation by Quarter The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies. We calculate Distributable earnings as GAAP net income (loss) excluding the following: i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses ii) any realized gains or losses on sales of certain MBS iii) any unrealized gains or losses on Residential MSRs iv) any unrealized current non-cash provision for credit losses on accrual loans v) any unrealized gains or losses on de-designated cash flow hedges vi) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size. In 2016, the Company liquidated the majority of its MBS portfolio from distributable earnings to fund recurring operating segments. In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value. The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes. Servicing rights relating to the Company’s small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company’s residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance. To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year’s taxable income. These differences may result in certain items that are recognized in the current period’s calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.